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                                                                   EXHIBIT 10.32

                                    FORM OF

                       ROYALTY RIGHTS PURCHASE AGREEMENT


               THIS ROYALTY RIGHTS PURCHASE AGREEMENT (the "Agreement"), dated as of March 1, 1996, (the "Effective Date") is by and between CMS NOMECO Oil & Gas Co., a Michigan corporation ("CMS NOMECO" or "Purchaser"), and _________________________________________, (the "Seller").


               RECITALS:

               The Seller is currently an officer of CMS NOMECO. Through the "Plan B Program" terminated by CMS NOMECO effective October 31, 1995, the Seller acquired, and currently possesses, certain overriding royalty interests in wells as described on Exhibit A hereto (the "Royalty Rights"). CMS NOMECO intends to make an initial public offering of a portion of its common stock ("IPO"). In furtherance of that goal, CMS NOMECO desires to align the interests of the Seller as a key management employee with the interests of prospective shareholders and to acquire the Royalty Rights. Accordingly, CMS NOMECO has agreed to purchase, and the Seller has agreed to sell, the Royalty Rights, in exchange for the consideration identified below.

               NOW, THEREFORE, it is agreed between the parties as follows:

               1. PURCHASE OF ROYALTY RIGHTS. Effective on the Effective Date, Seller shall sell, and CMS NOMECO shall purchase, all Seller's right, title and interest in the Royalty Rights, and in exchange therefore, CMS NOMECO shall pay the Seller the consideration described below in accordance with the terms stated in this Agreement.

               2. FIRST INSTALLMENT PAYMENT. On the Effective Date, CMS NOMECO shall pay to the Seller cash in the amount of $_______________.

               3.       REMAINING INSTALLMENT PAYMENTS.

                        (A) INITIAL CONVERSION VALUATION. On the Effective Date, the amount of $______________ (the "Conversion Amount") shall be converted into phantom stock units of CMS Energy Corporation ("CMS Energy") common stock, or, if the pricing date of the IPO (the "Pricing Date") occurs on or before the Effective Date, fifty percent (50%) of





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the Conversion Amount shall be converted into phantom stock units of CMS Energy common stock and fifty percent (50%) of the Conversion Amount into phantom stock of CMS NOMECO common stock. For conversion purposes, each CMS Energy phantom stock unit shall be valued at the Trailing Average Price, as that term is defined below, of CMS Energy common stock on the Effective Date, and each CMS NOMECO phantom stock unit shall be valued at the initial offering price per share of CMS NOMECO common stock as set forth in the prospectus governing the IPO. Whenever used herein, the term Trailing Average Price means the average of the closing prices of a security per share as reported in The Wall Street Journal for the ten trading days preceding (and not including) a specified date.

                        (B) SECOND (IPO) CONVERSION. If the Pricing Date occurs after the Effective Date, the value of the CMS Energy phantom stock units described in Subsection 3(a) shall be redetermined as of the Pricing Date, based on the Trailing Average Price of CMS Energy common stock as of the Pricing Date. Fifty percent of the value so determined shall be converted into phantom stock units of CMS NOMECO common stock effective as of the Pricing Date ("the "IPO Conversion"). For conversion purposes, each CMS NOMECO phantom stock unit shall be valued at the initial offering price of one share of CMS NOMECO common stock set forth in the prospectus governing the IPO. If no IPO occurs, the entire Conversion Amount shall remain in phantom stock units of CMS Energy common stock.

                        (C) PHANTOM STOCK ACCOUNT. The phantom stock units determined under paragraphs 3(a) and 3(b) shall be credited to a phantom stock account ("Account") established and maintained for the Seller by CMS NOMECO. The Account shall be an unfunded record of the phantom units allocated to the Seller under this Agreement solely for accounting purposes, shall not require a segregation of CMS NOMECO assets, and shall remain subject to the claims of general creditors against CMS NOMECO. Immediately following the Conversion Date, the IPO Conversion, at least annually thereafter, and from time to time upon reasonable request of the Seller, CMS NOMECO shall furnish the Seller with a statement in the form of Exhibit B to this Agreement, showing the number of CMS NOMECO and CMS Energy phantom stock units allocated to the Seller as of such dates.

                        (D)     ADJUSTMENTS FOR STOCK DIVIDENDS/SPLITS, ETC.
In the event of any stock dividend, stock split, reclassification, merger, consolidation, or similar transaction affecting the shares of common stock of CMS NOMECO or CMS Energy underlying the Seller's phantom stock units, such phantom stock units shall automatically be adjusted at the same time and in the same manner as the outstanding shares of common stock are adjusted.

                        (E) INSTALLMENT PAYMENT DATES. On the first, second, third, fourth and fifth anniversaries of the Conversion Date, the then value of the Seller's aggregate remaining phantom stock units shall be determined, and the Seller shall receive a cash





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installment payment from CMS NOMECO calculated on a declining balance basis, representing the following percentages of the then value of the Seller's aggregate remaining phantom stock units:


               ANNIVERSARY DATE      PERCENTAGE PAYMENT

               March 1, 1997         21% of balance
               March 1, 1998         26% of balance
               March 1, 1999         36% of balance
               March 1, 2000         56% of balance
               March 1, 2001         100% of balance

               For installment payment valuation purposes, each phantom stock unit shall be valued at the Trailing Average Price of CMS Energy or CMS NOMECO common stock, as applicable. Each installment payment shall be comprised of an equal percentage of CMS Energy and CMS NOMECO phantom stock units. The phantom stock units in the Seller's Account shall be reduced by the number of phantom stock units paid out in each installment.

                        (F) DIVIDEND EQUIVALENT PAYMENTS. CMS NOMECO will pay to Seller, on each date on which CMS NOMECO or CMS Energy pay a dividend with respect to its common stock in cash or other property (other than its common stock), an amount equal to the dividends the phantom stock units at that time remaining in the Seller's Account would have received if such units were actual shares of common stock of CMS NOMECO or CMS Energy, as applicable.

               4.       ACCELERATION EVENT.

                        (A) ACCELERATION OF INSTALLMENTS. If (A) the Seller's employment with CMS NOMECO terminates due to the Seller's death; or
(B) the Seller terminates his employment due to a serious health problem of the Seller or his immediate family and, within 10 days after such termination and written request of CMS NOMECO, executes and delivers to CMS NOMECO a covenant not to complete through March 1, 2001, in the form attached hereto as Exhibit D; or (C) the Seller's employment is terminated by CMS NOMECO for any reason (including misconduct by the Seller); or (D) the Seller terminates his employment within 3 months after having incurred an adverse change in officer-level responsibilities or other terms and conditions of employment of the Seller; or (E) the Seller terminates his employment within 3 months after receiving notice from CMS NOMECO of his employment transfer to a work location other than Jackson, Michigan or Houston, Texas (provided that the transfer to any work location within a 50 mile radius of Jackson, Michigan or Houston, Texas shall be disregarded under this Subsection 4(a)); or (F) the Seller





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terminates his employment within 3 months following a Change in Control of CMS
NOMECO (as defined below) or CMS Energy (as defined in the CMS Energy Corporation Performance Incentive Plan) (each such event (A) through (F) of this Subsection 4(a) being referred to as an "Acceleration Event"), then all remaining unpaid installments automatically shall become due as of Seller's date of termination, and CMS NOMECO shall make a final cash installment payment to the Seller or the Seller's estate or beneficiary, as applicable, within 30 days thereafter equal to the then value, based on the Trailing Average Price of CMS Energy and CMS NOMECO common stock, as applicable, of the Seller's aggregate remaining phantom stock units as of such due date (the "Regular Acceleration Event Installment"). For purposes of this Subsection 4(a), "Control" means ownership of 50% or more of the voting stock of or equity interests in an entity and a "Change in Control of CMS NOMECO" shall be deemed to have occurred if CMS Energy, directly or indirectly through an affiliate controlled by, or under common control with CMS Energy, no longer holds a 50% equity or asset ownership interest in CMS NOMECO.

                        (B) SUPPLEMENTAL ACCELERATION EVENT INSTALLMENT PAYMENT. Within 30 days after the occurrence of an Acceleration Event, CMS NOMECO shall pay to the Seller or the Seller's estate or beneficiary, as applicable, an additional installment amount as set forth in Exhibit C hereto (the "Supplemental Acceleration Event Installment").

                        (C) FORFEITURE EVENT. If, and only if, the Seller resigns his employment with CMS NOMECO before March 1, 2001 under circumstances other than as contemplated by Clauses (B), (D), (E) or (F) of Subsection 4(a), then no Regular or Supplemental Acceleration Event Installment shall be paid and all remaining installment payments outstanding as of the date of such resignation automatically shall be forfeited.

               5. SELLER'S REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to CMS NOMECO that Seller has and is conveying hereby good title to the Royalty Rights, free and clear of all liens, encumbrances or assignments, other than those liens, encumbrances, assignments, adverse claims and other title defects burdening or affecting the interests when received by the Seller from CMS NOMECO or created by CMS NOMECO thereafter.

               6. PRE-TRANSFER PRODUCTION PAYMENTS. The payment of production revenue with respect to the Royalty Rights for production that occurs prior to the Effective Date shall be paid to the Seller at the time such payment is received by CMS NOMECO.

               7. NONTRANSFERABILITY AND NONALIENATION. The Seller's rights, title and interest in this Agreement and the installment payments hereunder may not be transferred, pledged, assigned or otherwise alienated or hypothecated during the Seller's lifetime, except into trust for estate planning purposes, and any transfer in violation of this covenant without





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the consent of CMS NOMECO shall be void.

               8.       SECURITIES LAW RESTRICTIONS.

                        (A) PHANTOM STOCK CASH PAYMENT EXEMPTION. At the time that the IPO is completed, this Agreement is intended to qualify for the "derivative security" cash payment exemption set forth in Rule 16a-1(c)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act") by satisfying the provisions of (a)(1), (a)(2) and (c)(2) of Rule 16b-3 of the Exchange Act.

                        (B) PLAN REQUIREMENTS. If a plan is required to satisfy the aforementioned exemption, then this Agreement, when aggregated with the purchase agreements issued by CMS NOMECO to the other top five CMS NOMECO executives to purchase their respective "Plan B Program" royalty interests, shall constitute a "plan" for purposes of the cash payment exemption under Rule 16a-1(c)(3) of the Exchange Act. The maximum number of CMS NOMECO shares under such plan shall be the aggregate number of shares of CMS NOMECO Common Stock underlying the CMS NOMECO phantom stock units allocated among all six purchase agreements. In the event that the IPO is completed and under Rule 16a-1(c)(3) of the Exchange Act there is a need for a "disinterested committee" within the definition of Rule 16b-3 of the Exchange Act, the disinterested committee and not the CMS NOMECO Board of Directors shall administer the terms of the plan.

               9. EMPLOYMENT OF SUCCESSORS. Nothing herein confers any right or obligation on the Seller to continue in the employ of CMS NOMECO, nor shall it affect in any way the Seller's right or the right of CMS NOMECO to terminate the Seller's employment at any time. This Agreement shall be binding upon and inure to the benefit of any successor or successors of CMS NOMECO.

               10. DISPUTES. As part of the consideration for this Agreement, the Seller and the Seller's successors and assigns agree that any dispute or disagreement which shall arise under or as a result of this Agreement shall be determined by arbitration under the Commercial Arbitration Rules of the American Arbitration Association with venue in the Detroit metropolitan area. Any such determination of a dispute under this Agreement shall be final, binding and conclusive for all purposes.

               11. NOTICES. Every notice relating to this Agreement shall be in writing and if given by mail shall be given by registered or certified mail with return receipt requested. All notices to CMS NOMECO shall be delivered to the [Chairman of the Board] of CMS NOMECO at its headquarters.
All notices by CMS NOMECO to the Seller shall be delivered to the Seller personally or addressed to the Seller at the Seller's last residence





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address as then contained in CMS NOMECO's records or such other address as the
Seller may designate. Either party by notice to the other may designate a different address to which notices shall addressed. Any notice given by CMS NOMECO to the Seller at the Seller's last designated address shall be effective to bind any other person who shall acquire rights hereunder.

               12. MISCELLANEOUS. This Agreement contains the entire agreement of the parties relating to the subject matter hereof and supersedes any prior written or oral agreements or understandings relating to the subject matter hereof. No modification or amendment of this Agreement shall be valid unless in writing and signed by or on behalf of the parties hereto. A waiver of the breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provisions of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be held invalid or unenforceable, such invalidity and unenforceability shall not affect the remaining provisions hereof and the application of such provisions to other persons or circumstances, all of which shall be enforced to the greatest extent permitted by law. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof.

               13. GOVERNING LAW. This Agreement shall be construed under and governed by the laws of the State of Michigan.

  This Agreement is hereby executed on this the ____ day of __________, 199__.

                                        PURCHASER:
                                        CMS NOMECO OIL & GAS CO.

                                        By: _________________________

                                          [_______________________]
                                           Its:[__________________]


                                        SELLER:


                                        [____________________________]
                                                   [Name of Executive]





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                                                                       EXHIBIT A



                                 ROYALTY RIGHTS




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                                                                       EXHIBIT B




                             PHANTOM STOCK ACCOUNT



Name of Account Holder (Seller) ___________________________________



                         CMS ENERGY PHANTOM STOCK UNITS

                                                     NUMBER             VALUE OF
  DATE               AMOUNT          UNIT VALUE     OF UNITS            BALANCE
--------         -------------     --------------   --------         ------------







                         CMS NOMECO PHANTOM STOCK UNITS


                                                     NUMBER             VALUE OF
  DATE               AMOUNT          UNIT VALUE     OF UNITS            BALANCE
--------         -------------     ---------------  --------         ------------






                                          TOTAL ACCOUNT VALUE _________________


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                                                                       EXHIBIT C





                           SUPPLEMENTAL ACCELERATION
                               EVENT INSTALLMENT


If an Acceleration Event occurs under Subsection 4(a) of the Agreement, the amount of the Supplemental Acceleration Event Installment payment payable pursuant to Subsection 4(b) shall be determined as follows:


               Date of                        Amount of Supplemental
          Acceleration Event            Acceleration Event Installment Payment
--------------------------------        --------------------------------------

On or                    but prior
 after                      to
------                   ---------